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                                  EXHIBIT 21

                           CNB FINANCIAL CORPORATION


                 Form 10-K For The Year Ended December 31, 1999

                         Subsidiaries of the Registrant


                                              Jurisdiction of Incorporation
       Name                                        or Organization
       ----                                        ---------------

County National Bank                          National Banking Association
                                              Incorporated in Pennsylvania

CNB Investment Corporation                    Investment Holding Company
                                              Incorporated in Delaware